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                                  EXHIBIT 99.1

                             JOINT FILING AGREEMENT

                                January 11, 2008

     Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

     IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.


                         FP Tech Holdings, LLC

                         By:    /s/ Audrey Spangenberg
                                -------------------------------
                         Name:  Audrey Spangenberg
                         Title: Manager


                         Acclaim Financial Group, LLC

                         By:    /s/ Audrey Spangenberg
                                -------------------------------
                         Name:  Audrey Spangenberg
                         Title: Managing Member


                         Audrey Spangenberg

                         /s/ Audrey Spangenberg
                         --------------------------------------
                         Name:  Audrey Spangenberg


                         Erich Spangenberg

                         /s/ Erich Spangenberg
                         --------------------------------------
                         Name:  Erich Spangenberg


                         Christian Spangenberg

                         /s/ Audrey Spangenberg
                         --------------------------------------
                         By: Audrey Spangenberg, as parent on behalf of
                             Christian Spangenberg


                         NMPP, Inc.

                         By:    /s/ Erich Spangenberg
                                -------------------------------
                         Title: President


                         Plutus IP, LLC

                         By:    /s/ Erich Spangenberg
                                -------------------------------
                         Name:  Erich Spangenberg
                         Title: Manager